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                                                                   EXHIBIT 23.3


Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 12, 1996, in the Registration Statement (Form S-1 Amendment No. 2 No. 33-37189) and related prospectus of Zevex International, Inc. for the registration of 1,200,000 shares of its common stock, with the Securities and Exchange Commission.


                                        /s/ NIELSEN, GRIMMETT & COMPANY


Salt Lake City, Utah
November 20, 1997